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                                                                  Exhibit 4(iii)


                 AMENDMENT NO. 1 TO SHORT TERM CREDIT AGREEMENT

                  THIS AMENDMENT NO. 1, dated as of December   , 2000 (this
"Amendment"), to the SHORT TERM CREDIT AGREEMENT dated as of December 20, 1999 by and among CURTISS-WRIGHT CORPORATION, THE SUBSIDIARY BORROWERS PARTIES HERETO FROM TIME TO TIME (the "Borrowers"), THE LENDERS PARTIES HERETO FROM TIME TO TIME and MELLON BANK, N.A., a national banking association (the "Agent").

                          W I T N E S S E T H  T H A T:

                  WHEREAS, the parties hereto have previously entered into that certain Short Term Credit Agreement, dated as of December 20, 1999 (the "Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Agreement in certain respects as set forth herein.

                  NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:

                  SECTION 1. AMENDMENT.

                  The definition of "Expiration Date" contained in Section 1.01 of the Agreement is hereby amended in its entirety to read as follows:

                  "Expiration Date" shall mean December 14, 2001, or such later date to which the Expiration Date may be extended pursuant to
                  Section 2.14 hereof. Notwithstanding the foregoing, the Commitment shall never have a remaining term of more than 364 days, and if for any reason the Agent receives the consent of any Lender to an extension of the Expiration Date pursuant to
                  Section 2.14 hereof more than 364 days before the requested new Expiration Date, such consent of such Lender shall be considered absolutely revocable and in no manner binding on such Lender until such date that is 364 days prior to such requested new Expiration Date.

                  SECTION 2. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be signed by the parties hereto and all of which together shall be deemed to be one and the same instrument binding upon the parties hereto.

                  SECTION 4. MISCELLANEOUS. Except as expressly set forth herein, the terms and provisions of the Agreement are and shall remain in full force and effect.

                  SECTION 5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law principles.





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                  IN WITNESS WHEREOF, the parties hereto, by their officers
thereunto duly authorized, have executed and delivered this Amendment as of the day and year first above written.

ATTEST:                                          CURTISS-WRIGHT CORPORATION


By                                      By
  ------------------------------------    -----------------------------------
                                        Name: Gary J. Benschip
                                        Title: Treasurer


ATTEST:                                 CURTISS-WRIGHT FLIGHT SYSTEMS, INC.


By                                      By
  ------------------------------------    -----------------------------------
                                        Name: Gary J. Benschip
                                        Title: Assistant Treasurer

ATTEST:                                 CURTISS-WRIGHT FLOW CONTROL CORPORATION


By                                      By
  ------------------------------------    -----------------------------------
                                        Name: Gary J. Benschip
                                        Title: Assistant Treasurer


ATTEST:                                 METAL IMPROVEMENT COMPANY, INC.


By                                      By
  ------------------------------------    -----------------------------------
                                        Name: Gary J. Benschip
                                        Title: Assistant Treasurer

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ATTEST:                                 CURTISS-WRIGHT ANTRIEBSTECHNIK GmbH


By                                      By
  ------------------------------------    -----------------------------------
                                        Name: George J. Yohrling
                                        Title: Manager


                                        MELLON BANK, N.A., individually and
                                        as Agent


                                        By
                                          ----------------------------------
                                        Name:  J. Wade Bell
                                        Title: Vice President


                                        EUROPEAN AMERICAN BANK


                                        By
                                          -----------------------------------
                                        Name:
                                               ------------------------------
                                        Title:
                                               ------------------------------


                                        SCOTIABANC INC.


                                        By
                                          -----------------------------------
                                        Name:
                                               ------------------------------
                                        Title:
                                                -----------------------------


                                        PNC BANK, NATIONAL ASSOCIATION


                                        By
                                          -----------------------------------
                                        Name:
                                               ------------------------------
                                        Title:
                                                -----------------------------

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                                        SUNTRUST BANK, ATLANTA


                                        By
                                          -----------------------------------
                                        Name:
                                               ------------------------------
                                        Title:
                                                -----------------------------

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                 AMENDMENT NO. 2 TO SHORT TERM CREDIT AGREEMENT


                  THIS AMENDMENT NO. 2 TO SHORT TERM CREDIT AGREEMENT, dated as of December 18, 2001 (this "Amendment"), by and among CURTISS-WRIGHT CORPORATION, THE SUBSIDIARY BORROWERS PARTIES HERETO (collectively, the "Borrowers"), THE LENDERS PARTIES HERETO, and MELLON BANK, N.A., as Agent (the "Agent").

                          W I T N E S S E T H  T H A T:

                  WHEREAS, the parties hereto have previously entered into that certain Short Term Credit Agreement, dated as of December 20, 1999, as amended by Amendment No. 1 to Short Term Credit Agreement dated as of December 19, 2000 (as so amended, the "Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Agreement in certain respects as set forth herein.

                  NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:

                  SECTION 1. AMENDMENT.

                  The definition of "Expiration Date" contained in Section 1.01 of the Agreement is hereby amended in its entirety to read as follows:

                  "Expiration Date" shall mean December 17, 2002, or such later date to which the Expiration Date may be extended pursuant to
                  Section 2.14 hereof. Notwithstanding the foregoing, the Commitment shall never have a remaining term of more than 364 days, and if for any reason the Agent receives the consent of any Lender to an extension of the Expiration Date pursuant to
                  Section 2.14 hereof more than 364 days before the requested new Expiration Date, such consent of such Lender shall be considered absolutely revocable and in no manner binding on such Lender until such date that is 364 days prior to such requested new Expiration Date.

                  SECTION 2. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Agent enter into this Amendment, the Borrowers represent and warrant that, at the time of entering into this Amendment and after giving effect hereto (a) the representations and warranties of the Borrowers set forth in Article IV of the Agreement are true and correct on and as of the date hereof as if made on the date hereof, and (b) no Event of Default or Potential Default has occurred and is continuing.

                  SECTION 3. EFFECTIVENESS. This Amendment shall be effective as of the date first set forth above upon receipt by the Agent of a fully-executed counterpart hereof from each of the Borrowers and the Lenders.

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                  SECTION 4. EFFECT OF AMENDMENT. Except to the extent expressly amended hereby, all of the terms and provisions of the Agreement are and shall remain in full force and effect and are hereby ratified by the Borrowers.

                  SECTION 5. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be signed by the parties hereto and all of which together shall be deemed to be one and the same instrument binding upon the parties hereto.

                  SECTION 6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law principles.

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                  IN WITNESS WHEREOF, the parties hereto, by their officers
thereunto duly authorized, have executed and delivered this Amendment as of the day and year first above written.

ATTEST:                             CURTISS-WRIGHT CORPORATION


By                                  By
  -------------------------------     ---------------------------------------
                                    Name: Gary J. Benschip
                                    Title: Treasurer


ATTEST:                             CURTISS-WRIGHT FLIGHT SYSTEMS,
                                    INC.


By                                  By
  -------------------------------     -------------------------------------
                                    Name: Gary J. Benschip
                                    Title: Assistant Treasurer


ATTEST:                             CURTISS-WRIGHT FLOW CONTROL CORPORATION


By                                  By
  -------------------------------     -------------------------------------
                                    Name: Gary J. Benschip
                                    Title: Assistant Treasurer


ATTEST:                             METAL IMPROVEMENT COMPANY, INC.


By                                  By
  -------------------------------     -------------------------------------
                                    Name: Gary J. Benschip
                                    Title: Assistant Treasurer

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ATTEST:                             CURTISS-WRIGHT ANTRIEBSTECHNIK GmbH


By                                  By
  -------------------------------     -------------------------------------
                                    Name: George J. Yohrling
                                    Title: Manager